3rd Quarter Earnings Slides November 3, 2011 Exhibit 99.1

This Presentation includes and references “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, expectations regarding refining margins, revenues, cash flows, capital expenditures, turnaround expenses and other financial items. These statements also relate to our business strategy, goals and expectations concerning our market position, future operations, margins and profitability. We have used the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “would” and similar terms and phrases to identify forward-looking statements in this Presentation, which speak only as of the date the statements were made. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation. Forward Looking Statements 2

4Q 2011 Guidance 3 Pacific Northwest Mid- Pacific Mid- Continent California Throughput (mbpd) 135-145 70-80 110–120 240–250 Manufacturing Cost ($/bbl) $ 4.25 $ 2.90 $ 3.40 $ 6.50 $ in millions, unless noted Corporate/System Refining Depreciation $ 90 Corporate Expense Before Depreciation $ 35 Interest Expense Before Interest Income $ 36

Net Income 4 56 3 107 218 345 3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011 Net Income $ in millions 0.39 0.02 0.74 1.52 2.39 3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011 EPS (Diluted) $ per share $ in millions, except per share amounts 3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011 Refining $ 146 $ 128 $ 303 $ 399 $ 600 Retail 32 11 2 38 22 Corporate and Unallocated (49) (69) (86) (18) (25) Interest and Financing Costs1 (39) (43) (42) (62) (38) Interest Income and Other Income (Expense)2 4 (14) - - 3 Income Tax Expense (38) (10) (70) (135) (210) Less net income attributable to non-controlling interest - - - (4) (7) Net Income attributable to Tesoro Corporation $ 56 $ 3 $ 107 $ 218 $ 345 EPS (Diluted) $ 0.39 $ 0.02 $ 0.74 $ 1.52 $ 2.39 1 Interest and financing costs include foreign currency gains and losses. 2 Represents net amount of interest income and other income (expense), as reported.

3Q 2011 Cash Flow 5 607 1,135 694 190 (82) (103) (171) Beginning Cash EBITDA Working Capital Interest & Taxes Capital Expenditures & Turnaround Financing Ending Cash $ in millions 1 A reconciliation of EBITDA, a non-GAAP financial measure, to net income is included in the press release issued on November 2, 2011, which can be found on our website at www.tsocorp.com. 2 Interest paid is net of capitalized interest. 3 Includes $119 million in debt and revolver repayments and $52 million in equity transactions associated primarily with the partial payment on the purchase of 4.7 million Tesoro shares at the end of the third quarter. 2 1 3

Throughput by Refining Region 6 64 165 169 40 70 100 130 160 190 3Q 2010 3Q 2011 Guidance 3Q 2011 Actual MBPD Pacific Northwest 53 70 74 30 40 50 60 70 80 3Q 2010 3Q 2011 Guidance 3Q 2011 Actual MBPD Mid-Pacific 114 115 119 60 80 100 120 140 3Q 2010 3Q 2011 Guidance 3Q 2011 Actual MBPD Mid-Continent 241 245 247 160 180 200 220 240 260 3Q 2010 3Q 2011 Guidance 3Q 2011 Actual MBPD California

Operating Expense by Refining Region 10.23 3.80 3.32 2.00 4.00 6.00 8.00 10.00 12.00 3Q 2010 3Q 2011 Guidance 3Q 2011 Actual $/bbl Pacific Northwest 3.93 2.90 2.93 2.00 3.00 4.00 5.00 3Q 2010 3Q 2011 Guidance 3Q 2011 Actual $/bbl Mid-Pacific 3.04 3.60 3.33 2.00 3.00 4.00 5.00 6.00 3Q 2010 3Q 2011 Guidance 3Q 2011 Actual $/bbl Mid-Continent 7.02 6.85 6.51 5.00 6.00 7.00 8.00 9.00 3Q 2010 3Q 2011 Guidance 3Q 2011 Actual $/bbl California 7

Stock-Based Compensation 8 $ in millions Q4 2010 Q1 2011 Q2 2011 Q3 2011 Other stock-based awards 1 - 2 5 Restricted stock and units 3 2 3 2 Stock appreciation rights 19 35 (13) (12) Phantom stock 7 11 (5) (5) Total Stock-Based Compensation Expense (Credit) 30 48 (13) (10) Change in Tesoro stock price during quarter $ 5.18 $ 8.29 $(3.92) $(3.44)